Exhibit 99.1

 WEX Second Quarter 2018 Earnings  August 2, 2018

 WEX Forward-Looking Statements  This earnings presentation contains forward-looking statements, including statements regarding: financial guidance and assumptions underlying the Company's financial guidance. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this earnings presentation and the discussion accompanying it, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of its third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2017 filed on Form 10-K filed with the Securities and Exchange Commission on March 1, 2018.  The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this earnings presentation and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.Non-GAAP Information:For additional important information and disclosure regarding our use of non-GAAP metrics, specifically adjusted net income and adjusted operating margin, please see our most recent earnings release, issued on August 2, 2018. See the Appendix to this presentation for an explanation and reconciliation of non-GAAP adjusted net income (or “ANI”) to GAAP net income, ANI per diluted share to GAAP net income per diluted share, and adjusted operating margin to GAAP operating margin.

 2Q2018 Highlights  20.6%   37.8%  10.4%     Fleet    Travel & Corporate    Health & Employee Benefits      22.0%   65.9%    21.5%     2Q2018 Revenue Growth Vs. 2Q2017

 Strategic Pillars  HIGHLIGHTS FOR THE QUARTER  Continue to experience strong organic revenue growth, driven primarily by volumeVisa issuing live - expanding product value proposition with added networkClearview Snap offering fleet analytics for small businesses launched in June with Amazon Alexa integration for voice-command capability OTR customer enhancements reduce application and implementation process Launched WEX Health Cloud Cobra and Direct Billing mobile appWEX implements sabbatical program for employees

Executing on the WEX Strategy

BUILDING A BEST-IN-CLASS GROWTH ENGINE

LEADING WITH SUPERIOR PRODUCTS AND TECHNOLOGY

FLEET

- Redesigned OTR mobile functionality with improved user experience
- New features added to fleet customer portal included new UI to enhance customer experience and provide more responsive features
- Expanding Driver Dash network to include new merchants
- New real-time analytics partner dashboards provide more transparency, allow for faster data-driven decision-making

TRAVEL & CORPORATE

- Expanded product optionality with Visa launch offering multi-scheme options
- Enhancing supplier enrollment capabilities with advanced analytics
- Developing pilot use-cases utilizing emerging technologies

HEALTH & EMPLOYEE BENEFITS

- Launched WEX Health Cloud Cobra and Direct Billing mobile app
- Improved Mobile App, including a user interface refresh, enhanced customer capabilities, a healthcare Eligible Expense Scanner, and access to health savings account (HSA) investment details
- Developed a new, dynamic and interactive consumer portal home page featuring enhanced message center

5

 DEEP INTEGRATION TO SYSTEMS AND INVESTMENT IN PLATFORM  PRIMARY DISTRIBUTION CHANNELS  HSA, HRA, FSA, VEBA, COBRA, Transit, Wellness, QSE-HRA  Flexible Plan Types  Benefit Accounts  Mobile App, Consumer Portal, Personalized Messages, Stacked Payment Card  Consumer Engagement  Easy, Compelling Experience  Comparative Analytics, Predictive Analytics, Compliance Reports, Ad-hoc Queries, Trends and Insights  Easy Analytics  Bi And Reporting  Consolidated Premium Billing and Payments Collection, Medicaid, Refunds and Adjusted Billing  Processing Power  Billing And Payments  Easy to Use Portals  Leading Mobile  Integrated Experience  Private Label and Customizable  Banks and Financial Institutions  Health Plans  Public Sector  Payroll and Software Providers  Third Party Administrators  Deep Dive on the US Health Business

 WEX Second Quarter 2018 Financial Results

 Company Results - Q2 2018     2Q18  2Q17  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $370,876  $303,884  $66,992  22.0%            Net income attributable to shareholders  $39,298  $17,090  $22,208  129.9%  Net income attributable to WEX Inc. per diluted share  $0.90  $0.40  $0.50  125.0%            Adjusted net income attributable to shareholders  $90,832  $54,200  $36,632  67.6%  Adjusted net income attributable to shareholders per diluted share  $2.09  $1.26  $0.83  65.9%  Strong underlying growth across the businesses drove adjusted net income and margin expansion  In thousands except per share data

 Revenue Breakdown - Q2 2018     2Q18  2Q17  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $370,876  $303,884  $66,992  22.0%  Segment Revenue          Fleet Solutions  $241,470  $200,304  $41,166  20.6%  Travel and Corporate Solutions  $75,764  $55,000  $20,764  37.8%  Health and Employee Benefit Solutions  $53,642  $48,580  $5,062  10.4%  Another record setting revenue quarter, driven by double digit growth rates in all segments  In thousands unless otherwise noted

 Revenue Recognition Impacts    Total  Fleet Solutions  $8,376  Travel and Corporate Solutions  3,787  Health and Employee Benefit Solutions  (272)  Total  $11,891  Q2 2018 total revenue included $11.9 million due to accounting changes  In thousands unless otherwise noted  No material impact on earningsCertain partner rebates and network fees are being reclassified for new accounting guidance

 Fleet Solutions    2Q18  2Q17  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  241,470  200,304  41,166  20.6%  Payment Processing Revenue ($)  112,895  87,678  25,217  28.8%  Finance Fee Revenue ($)  45,188  36,552  8,636  23.6%  All Other Revenue ($)  83,387  76,074  7,313  9.6%            Payment Processing Transactions  115,919  108,134  7,785  7.2%  Net Payment Processing Rate (%)  1.19%  1.18%  0.01%  0.8%  Average US Fuel Price (USD/gallon)  $3.02  $2.41  $0.61  25.3%  Net Late Fee Rate (%)  0.38%  0.39%  (0.01)%  (2.6)%  Organic revenue and transaction growth bolstered by fuel price tailwinds result in second consecutive quarter of +20% growth  In thousands unless otherwise noted

 Travel and Corporate Solutions    2Q18  2Q17  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  75,764  55,000  20,764  37.8%  Payment Processing Revenue ($)  51,289  40,276  11,013  27.3%  All Other Revenue ($)  24,475  14,724  9,751  66.2%            Purchase Volume ($)  8,930,421  7,676,935  1,253,486  16.3%  Net Interchange Rate (%)  0.57%  0.52%  0.05%  9.6%  Strength from OTA's and contributions from corporate payments sustain continued growth   In thousands unless otherwise noted

 Health and Employee Benefit Solutions    2Q18  2Q17  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  53,642  48,580  5,062  10.4%  Payment Processing Revenue ($)  14,554  13,400  1,154  8.6%  Account Servicing Revenue ($)  26,702  24,199  2,503  10.3%  All Other Revenue ($)  12,386  10,981  1,405  12.8%            Purchase Volume * ($)  1,253,309  1,126,854  126,455  11.2%  Average Number of SaaS Accounts*  10,745  8,934  1,811  20.3%  Strong US Health revenue growth in high teens and continued positive trends on new accounts   In thousands unless otherwise noted* US Only

 Selected Operating Expenses and Margins  Service fees declined primarily due to Revenue Recognition changesFleet credit loss in basis points declined to 11.2; fraud at 2.5Sales and marketing expenses up mainly due to Revenue Recognition changes  in thousands  2Q18  2Q18    2Q17  2Q17    $ ∆ Yr/Yr  $ ∆ Yr/Yr    % ∆ Yr/Yr    Processing costs  $  76,306    $  69,233    $  7,073    10.2  %  Service Fees    13,809      20,177      (6,368)  (31.6)%  Provision for Credit Losses    11,505      16,082      (4,577)  (28.5)%  Operating Interest expense    9,528      4,619      4,909    106.3  %  General and Administrative    48,488      40,073      8,415    21.0  %  Sales and Marketing    57,697      39,983      17,714    44.3%    2Q18  2Q17  ∆ Yr/Yr in basis points  GAAP operating income margin  27.7%  15.7%  1,200  Non-GAAP operating income margin  39.5%  36.8%  270  Operating Income Margin      Cost of services  Selling General and Administrative  Selected Operating Expenses (GAAP)

 Tax Rate  Key Updates  Following tax reform in December, our Q2 tax rate decreased significantlyTax rate down slightly from Q1 due to mix of US vs foreign earnings

Additional Balance Sheet Items

Total Cash ($ Millions)



600
400
200
0
$508
$311
12/31/17
06/30/18

Total Financing Debt ($ Millions)



2,400
2,200
2,000
2,148
2,146
12/31/17
06/30/18

Leverage Ratio



5.0
4.5
4.0
3.5
3.0
3.7
3.5
12/31/17
06/30/18

Key Updates

- Corporate cash[1] balances increased $31.1 million to $75.6 million
- Borrowing capacity of $516 million on line of credit
- Leverage ratio reduced to 3.5, down from 4.2 in Q2 last year
- Repriced Term Loan B in January, reducing spreads 50 basis points
- Interest rate hedges in place with a market value of $31.7 million
- Significant mitigation of interest rate risk - nearly 80% of Financing Debt at effectively fixed rates

1- Corporate cash is calculated in accordance with the terms of our consolidated leverage ratio in the Company's amended 2016 Credit Agreement as filed with the SEC

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Guidance

	3Q2018 OUTLOOK	Δ Yr/Yr	FY2018 OUTLOOK	Δ Yr/Yr
Revenue (in millions)	$363 - $373	12% - 15%	$1445 - $1475	16% - 18%
Adjusted Net Income[1] (in millions)	$88 - $93	43% - 51%	$344 - $355	48% - 52%
Adjusted Net Income Earnings per Diluted Share[1]	$2.03 - $2.13	42% - 49%	$7.90 - $8.15	46% - 51%
Domestic Fuel Prices ($ / Gallon)	$2.90		$2.84	
Fleet Credit Loss (Basis Points)	11 - 16		11 - 16	
Adjusted Net Income Tax Rate	25.5% - 26.5%		25.5% - 26.5%	
Number of Shares Outstanding	43.5 million		43.5 million	

1 The Company's adjusted net income guidance, which is a non-GAAP measure, excludes unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interest and certain tax related items. We are unable to reconcile our adjusted net income guidance to the comparable GAAP measure without unreasonable effort because of the difficulty in predicting the amounts to be adjusted, including but not limited to, foreign currency exchange rates, unrealized gains and losses on derivative instruments and acquisition and divestiture related items, which may have a significant impact on our financial results.

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 Appendix

WEX Non-GAAP Reconciliation

in thousands except per share data	Three Months Ended June 30, 2018	2018 per diluted share	2017	2017 per diluted share
Net income attributable to shareholders	**$ 39,298**	**$ 0.90**	$ 17,090	$ 0.40
Unrealized (gains) losses on financial instruments	**(2,706)**	**(0.06)**	2,264	0.05
Net foreign currency remeasurement losses (gains)	**26,734**	**0.61**	(10,525)	(0.24)
Acquisition–related intangible amortization	**34,921**	**0.80**	38,114	0.89
Other acquisition and divestiture related items	**619**	**0.01**	239	0.01
Stock–based compensation	**6,905**	**0.16**	7,414	0.17
Restructuring and other costs	**630**	**0.01**	2,398	0.06
Impairment charge	**—**	**—**	16,175	0.38
Debt issuance cost amortization	**2,607**	**0.06**	2,209	0.05
ANI adjustments attributable to non–controlling interest	**(186)**	**—**	(156)	—
Tax related items	**(17,990)**	**(0.41)**	(21,022)	(0.49)
Adjusted net income attributable to shareholders	**$ 90,832**	**$ 2.09**	$ 54,200	$ 1.26

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WEX Non-GAAP Reconciliation    Three Months Ended June 30,  Three Months Ended June 30,            (In thousands)  2018  2018      2017  2017    Operating income (GAAP)  $  102,911      $  47,581    Acquisition–related intangible amortization    34,921        38,114    Other acquisition and divestiture related items    619        239    Debt restructuring costs    466        —    Stock–based compensation    6,905        7,414    Restructuring and other costs    630        2,398    Impairment charges    —        16,175    Adjusted operating income  $  146,452      $  111,921      Three Months Ended June 30,  Three Months Ended June 30,            (In thousands except margin data)  2018  2018      2017  2017    Operating income (GAAP)  $  102,911      $  47,581    Total Revenue  $  370,876      $  303,884    Operating income margin (GAAP)    27.7%      15.7  %                  Adjusted operating income  $  146,452      $  111,921    Total Revenue  $  370,876      $  303,884    Adjusted operating income margin    39.5%      36.8%

 WEX Non-GAAP Reconciliation  The Company's non-GAAP adjusted net income, adjusted operating income and adjusted operating income margin exclude (as applicable) unrealized gains and losses on financial instruments, net foreign currency remeasurement gains and losses, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, an impairment charge, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interest and certain tax related items. Although adjusted net income, adjusted operating income and adjusted operating income margin are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), these non-GAAP measures are integral to the Company's reporting and planning processes and the chief operating decision maker of the Company uses segment adjusted operating income to allocate resources among our operating segments. The Company considers this measure integral because it excludes the above-specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because:Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments.Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, receivable and payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations.The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures, to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In prior periods not reflected above, the Company has adjusted for goodwill impairments, acquisition-related asset impairments and gains and losses on divestitures. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.Stock-based compensation is different from other forms of compensation as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.Restructuring and other costs are related to certain identified initiatives to further streamline the business, improve the Company's efficiency, create synergies and to globalize the Company's operations, all with an objective to improve scale and increase profitability going forward. We exclude these items when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business.Impairment charge represents a non-cash asset write-off related to our strategic decision to in-source certain technology functions. This charge does not reflect recurring costs that would be relevant to the Company's continuing operations. The Company believes that excluding this nonrecurring expense facilitates the comparison of our financial results to the Company's historical operating results and to other companies in its industry.Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry.The adjustments attributable to non-controlling interest have no significant impact on the ongoing operations of the business.The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision.For the same reasons, WEX believes that adjusted net income, adjusted operating income and adjusted operating income margin may also be useful to investors as one means of evaluating the Company's performance. However, because adjusted net income, adjusted operating margin and adjusted operating income margin are non-GAAP measures, they should not be considered as a substitute for, or superior to, net income, operating income or cash flows from operating activities as determined in accordance with GAAP. In addition, adjusted net income and adjusted operating income margin as used by WEX may not be comparable to similarly titled measures employed by other companies.